                                                                   EXHIBIT 10.40


                   ADDENDUM TO SERIES F SUBSCRIPTION AGREEMENT

         This Addendum (the "Addendum") to Series F Subscription Agreement dated as of July 28, 1999 is entered into by and among The Edison Project Inc., a Delaware corporation (the "Company"), and the Purchasers whose names are signed below the "Purchasers").

         WHEREAS, the Company has entered into a Series F Subscription Agreement dated as of July 2, 1999 (the "Agreement");

         WHEREAS, the Agreement provides for one or Subsequent Closings upon the terms and conditions set forth in the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The parties hereto agree to effect a Subsequent Closing, as defined in the Agreement (the "Current Closing"). Execution and delivery of this Addendum by a Purchaser shall constitute such Purchaser's execution and delivery of the Agreement as provided in Section 2(b) thereof. Each Purchaser is delivering to the Company, by wire transfer or other method acceptable to the Company, payment in the amount set forth on Exhibit A attached hereto and the Company is delivering to each of such Purchasers a certificate for the number of Shares shown opposite such Purchaser's name on Exhibit A hereto.

         2. The Company confirms that, except as provided on Exhibit B attached hereto, all representations and warranties made by the Company in the Agreement (subject to the exceptions set forth in Exhibit C thereto) remain true and accurate as of the date hereof and that all conditions and covenants required to be satisfied by the Company prior to the Current Closing have been performed.

         3. Each Purchaser confirms that all representations and warranties made by the Purchaser in the Agreement are true and accurate as of the date hereof and that all conditions and covenants required to be satisfied by the Purchaser prior to the Current Closing have been performed.

         4. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

         5. This Addendum shall be binding upon the parties hereto and their respective heirs, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have signed this Addendum as of the date first above written.

                                       THE EDISON PROJECT, INC.

                                       By: /s/ H. Christopher Whittle
                                           -------------------------------------
                                               H. Christopher Whittle, President

                                        PURCHASERS:




                                          Aurora Investments LLC
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ W. Janetschek
                                        ----------------------------------------
                                        Signature



                                          Member
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing




                                        PURCHASERS:




                                          WEG V L.P.
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ H. Christopher Whittle
                                        ----------------------------------------
                                        Signature


                                          President, WSI Inc.
                                          General Partner of:  WEG V L.P.
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing

                                        PURCHASERS:




                                          WEG VII L.P.
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ H. Christopher Whittle
                                        ----------------------------------------
                                        Signature



                                          President, WSI Inc.
                                          General Partner of:  WEG VII L.P.
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing




                                        PURCHASERS:



                                          Leeds III L.P.
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ Robert A. Bernstein
                                        ----------------------------------------
                                        Signature


                                          as Manager of Leeds Associates L.L.C.
                                          the general partner of Leeds III L.P.
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing

                                        PURCHASERS:



                                          J. P. Morgan Investment Corporation
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ John Fullerton
                                        ----------------------------------------
                                        Signature



                                          Managing Director
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing




                                        PURCHASERS:



                                          Sixty Wall Street Fund, L.P.
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ John Fullerton
                                        ----------------------------------------
                                        Signature



                                          Managing Director
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing

                                        PURCHASERS:




                                          Investor Investments AB
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ Klas Hillstrom
                                        ----------------------------------------
                                        Signature



                                          Vice President
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing




                                        PURCHASERS:



                                          Joel E. Smilow
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ Joel E. Smilow
                                        ----------------------------------------
                                        Signature



                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing

                                        PURCHASERS:




                                          Progressive Investment Company, Inc.
                                        ----------------------------------------
                                        Name of Purchaser



                                          /s/ Anthony Grandolfo
                                        ----------------------------------------
                                        Signature



                                          Portfolio Manager
                                        ----------------------------------------
                                        If Purchaser is an entity, please
                                        indicate capacity in which signing

                                    EXHIBIT A

                        Purchasers at Subsequent Closing


Name and Address                                       Shares      Purchase Price
----------------                                       ------      --------------
Aurora Investments                                   508,540       $3,127,521.00
9 West 57th Street
42nd Floor
New York, NY 10019

WEG V L.P.                                           149,304          918,219.60
First Tennessee Plaza
800 South Gay Street
Suite 1230
Knoxville, TN  37929

WEG VII L.P.                                          75,714          465,641.10
First Tennessee Plaza
800 South Gay Street
Suite 1230
Knoxville, TN  37929

Leeds III L.P.                                       310,457        1,909,310.55
Leeds Group, Inc.
660 Madison Avenue
15th Floor
New York, NY  10021

J.P. Morgan Investment Corporation                   244,419        1,503,176.85
60 Wall Street
14th Floor
New York, NY  10260-0060

Sixty Wall Street SBIC Fund, L.P.                    114,413          703,639.95
60 Wall Street
14th Floor
New York, NY  10260-0060

Investor Investments AB                              358,832        2,206,816.80
320 Park Avenue, 33rd Floor
New York, NY  10022-6815

Joel E. Smilow                                        52,913          325,414.95
315 Post Road West
Westport, CT  06880

Progressive Investment Company, Inc.                  94,598          581,777.70
3 Parklands Dr.
Darien, CT  06820